   As filed with the Securities and Exchange Commission on December 14, 1999
                                                       Registration No. 333-

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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

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                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

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                          AGILE SOFTWARE CORPORATION
            (Exact name of Registrant as specified in its charter)

            Delaware                            7372                         77-0397905
    (State or jurisdiction of       (Primary Standard Industrial          (I.R.S. Employer
  incorporation or organization)       Classification Number)            Identification No.)

                             One Almaden Boulevard
                        San Jose, California 95113-2211
                                (408) 975-3900
         (Address and telephone number of principal executive offices)

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                                Bryan D. Stolle
               Chairman of the Board and Chief Executive Officer
                          Agile Software Corporation
                             One Almaden Boulevard
                        San Jose, California 95113-2211
                                (408) 975-3900
           (Name, address and telephone number of agent for service)

                                  Copies to:

            Gregory M. Gallo, Esq.                          Jeffrey R. Vetter, Esq.
              Sally J. Rau, Esq.                           Scott J. Leichtner, Esq.
       Gray Cary Ware & Freidenrich LLP                   Cynthia E. Garabedian, Esq.
              400 Hamilton Avenue                             Fenwick & West LLP
       Palo Alto, California 94301-1825                      Two Palo Alto Square
                (650) 328-6561                            Palo Alto, California 94306
                                                                (650) 494-0600

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   Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.
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   If the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 of the Securities Act of 1933, please check the following box. [_]
   If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration Statement File No. 333-91243
   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [_]
   If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [_]

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                        CALCULATION OF REGISTRATION FEE

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
                                                                                                Amount of
             Title of Each Class of              Amount to be Offering Price     Aggregate     Registration
          Securities to be Registered             Registered    per Share    Offering Price(1)   Fee (1)
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
Common Stock ($.001 par value).................    287,500       $174.00        $50,025,000      $13,207
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
(1) The Company previously registered an aggregate of $443,031,750 worth of Common Stock on a Registration Statement on Form S-1 (File No. 333-91243) for which a filing fee of $121,768 was previously paid upon the filing of such Registration Statement. The Registrant has instructed a bank to transmit by wire transfer the filing fee to the Securities and Exchange Commission, the Registrant will not revoke such instruction, and it has sufficient funds in such account to cover the amount of the registration fee.

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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

   This Registration Statement is being filed with the Securities and Exchange Commission pursuant to Rule 462 (b) under the Securities Act of 1933, as amended. This Registration Statement relates to the public offering of Common Stock of the Registrant contemplated by the Registration Statement on Form S-1, File No. 333-91243 (the "Prior Registration Statement"), and is being filed for the sole purpose of registering additional securities of the same class as were included in the Prior Registration Statement.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, Agile has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on the 14th day of December, 1999.

                                          Agile Software Corporation

                                                  /s/ Bryan D. Stolle
                                          By: _________________________________
                                                      Bryan D. Stolle
                                                Chief Executive Officer and
                                                         President

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

             Signature                           Title                    Date
             ---------                           -----                    ----

   /s/ Bryan D. Stolle               Chief Executive Officer,      December 14, 1999
____________________________________  President and Director
   Bryan D. Stolle                    (Principal Executive
                                      Officer)

  /s/ Thomas P. Shanahan             Chief Financial Officer,      December 14, 1999
____________________________________  Secretary and Director
   Thomas P. Shanahan                 (Principal Financial and
                                      Accounting Officer)

                 *                   Director                      December 14, 1999
____________________________________
           Michael Moritz

                 *                   Director                      December 14, 1999
____________________________________
         James L. Patterson

                 *                   Director                      December 14, 1999
____________________________________
        Nancy J. Schoendorf


    /s/ Thomas P. Shanahan
*By:____________________________
      Thomas P. Shanahan
       Attorney-in-fact

(1)The Power of Attorney granted by each director was filed as an exhibit to the Registrant's Registration Statement on Form S-1 (File No. 333-91243)

                                     II-1
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                                 EXHIBIT INDEX

   EXHIBIT
   NUMBER                         DESCRIPTION OF DOCUMENT
   -------                        -----------------------
     5.1   Opinion of Gray Cary Ware & Freidenrich LLP.
    23.1   Consent of PricewaterhouseCoopers LLP, Independent Accountants.
    23.2   Consent of KPMG LLP, Independent Accountants.
    23.3   Consent of Gray Cary Ware & Freidenrich LLP (included in Exhibit 5.1).
    24.1*  Power of Attorney.

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 * Incorporated by reference to Registration Statement on Form S-1 (File No.
 333-91243)